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CERTIFICATION  OF  CHIEF  EXECUTIVE  OFFICER  AND  CHIEF  FINANCIAL  OFFICER
PURSUANT  TO
18  U.S.C.  SECTION  1350,
AS  ADOPTED  PURSUANT  TO
SECTION  906  OF  THE  SARBANES-OXLEY  ACT  OF  2002

I, Marc H. Nussbaum, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Lantronix, Inc. on Form 10-Q for the fiscal quarter ended December 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Lantronix, Inc.


     By:     /s/  Marc  H.  Nussbaum
             -------------------------
     Name:   Marc  Nussbaum
     Title:  Chief  Executive  Officer


I, James W. Kerrigan, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Lantronix, Inc. on Form 10-Q for the fiscal quarter ended December 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Lantronix, Inc.

     By:     /s/  James  W.  Kerrigan
             -------------------------
     Name:   James  W.  Kerrigan
     Title:  Chief  Financial  Officer